TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

      FOR PERIOD ENDING:  2/28/2014
      FILE NUMBER :       811-02729
      SERIES NO.:                 2

      72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                                    Institutional Class                                   $      719
                                  2 Dividends for a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                              $       52
                                    Personal Investment Class                             $       12
                                    Cash Management Class                                 $      737
                                    Reserve Class                                         $       12
                                    Resource Class                                        $       38
                                    Corporate Class                                       $      231

      73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                  1 Dividends from net investment income
                                    Institutional Class                                   $   0.0001
                                  2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                    Private Investment Class                              $   0.0001
                                    Personal Investment Class                             $   0.0001
                                    Cash Management Class                                 $   0.0001
                                    Reserve Class                                         $   0.0001
                                    Resource Class                                        $   0.0001
                                    Corporate Class                                       $   0.0001

      74U.                        1 Number of shares outstanding (000's Omitted)
                                    Institutional Class                                    7,511,164
                                  2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                                 583,926
                                    Personal Investment Class                                141,162
                                    Cash Management Class                                  8,367,066
                                    Reserve Class                                            128,027
                                    Resource Class                                           358,605
                                    Corporate Class                                        1,764,008

      74V.                        1 Net asset value per share (to nearest cent)
                                    Institutional Class                                   $     1.00
                                  2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                    Private Investment Class                              $     1.00
                                    Personal Investment Class                             $     1.00
                                    Cash Management Class                                 $     1.00
                                    Reserve Class                                         $     1.00
                                    Resource Class                                        $     1.00
                                    Corporate Class                                       $     1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

       FOR PERIOD ENDING:  2/28/2014
       FILE NUMBER :       811-02729
       SERIES NO.:                 7

       72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                                     Institutional Class                                    $     51
                                   2 Dividends for a second class of open-end company shares (000's Omitted)
                                     Private Investment Class                               $      5
                                     Personal Investment Class                              $      1
                                     Cash Management Class                                  $     12
                                     Reserve Class                                          $     --
                                     Resource Class                                         $      1
                                     Corporate Class                                        $      8

       73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                   1 Dividends from net investment income
                                     Institutional Class                                    $ 0.0002
                                   2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                     Private Investment Class                               $ 0.0002
                                     Personal Investment Class                              $ 0.0002
                                     Cash Management Class                                  $ 0.0002
                                     Reserve Class                                          $ 0.0002
                                     Resource Class                                         $ 0.0002
                                     Corporate Class                                        $ 0.0002

       74U.                        1 Number of shares outstanding (000's Omitted)
                                     Institutional Class                                     132,588
                                   2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                     Private Investment Class                                 18,891
                                     Personal Investment Class                                 4,379
                                     Cash Management Class                                    75,864
                                     Reserve Class                                               998
                                     Resource Class                                            4,099
                                     Corporate Class                                          22,420

       74V.                        1 Net asset value per share (to nearest cent)
                                     Institutional Class                                    $   1.00
                                   2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                     Private Investment Class                               $   1.00
                                     Personal Investment Class                              $   1.00
                                     Cash Management Class                                  $   1.00
                                     Reserve Class                                          $   1.00
                                     Resource Class                                         $   1.00
                                     Corporate Class                                        $   1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

      FOR PERIOD ENDING:  2/28/2014
      FILE NUMBER :       811-02729
      SERIES NO.:                 8

      72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                                    Institutional Class                                   $      503
                                  2 Dividends for a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                              $       47
                                    Personal Investment Class                             $        5
                                    Cash Management Class                                 $      120
                                    Reserve Class                                         $       36
                                    Resource Class                                        $       17
                                    Corporate Class                                       $       93

      73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                  1 Dividends from net investment income
                                    Institutional Class                                   $   0.0001
                                  2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                    Private Investment Class                              $   0.0001
                                    Personal Investment Class                             $   0.0001
                                    Cash Management Class                                 $   0.0001
                                    Reserve Class                                         $   0.0001
                                    Resource Class                                        $   0.0001
                                    Corporate Class                                       $   0.0001

      74U.                        1 Number of shares outstanding (000's Omitted)
                                    Institutional Class                                    4,082,046
                                  2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                                 358,341
                                    Personal Investment Class                                 44,843
                                    Cash Management Class                                    735,999
                                    Reserve Class                                            289,664
                                    Resource Class                                            97,684
                                    Corporate Class                                          989,275

      74V.                        1 Net asset value per share (to nearest cent)
                                    Institutional Class                                   $     1.00
                                  2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                    Private Investment Class                              $     1.00
                                    Personal Investment Class                             $     1.00
                                    Cash Management Class                                 $     1.00
                                    Reserve Class                                         $     1.00
                                    Resource Class                                        $     1.00
                                    Corporate Class                                       $     1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

      FOR PERIOD ENDING:  2/28/2014
      FILE NUMBER :       811-02729
      SERIES NO.:                16

      72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                                    Institutional Class                                   $     6,639
                                  2 Dividends for a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                              $        32
                                    Personal Investment Class                             $        14
                                    Cash Management Class                                 $        86
                                    Reserve Class                                         $        15
                                    Resource Class                                        $         8
                                    Corporate Class                                       $       261

      73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                  1 Dividends from net investment income
                                    Institutional Class                                   $    0.0004
                                  2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                    Private Investment Class                              $    0.0001
                                    Personal Investment Class                             $    0.0001
                                    Cash Management Class                                 $    0.0001
                                    Reserve Class                                         $    0.0001
                                    Resource Class                                        $    0.0001
                                    Corporate Class                                       $    0.0002

      74U.                        1 Number of shares outstanding (000's Omitted)
                                    Institutional Class                                    18,805,581
                                  2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                                  340,482
                                    Personal Investment Class                                 120,149
                                    Cash Management Class                                     463,862
                                    Reserve Class                                             126,811
                                    Resource Class                                             53,204
                                    Corporate Class                                           932,275

      74V.                        1 Net asset value per share (to nearest cent)
                                    Institutional Class                                   $      1.00
                                  2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                    Private Investment Class                              $      1.00
                                    Personal Investment Class                             $      1.00
                                    Cash Management Class                                 $      1.00
                                    Reserve Class                                         $      1.00
                                    Resource Class                                        $      1.00
                                    Corporate Class                                       $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

      FOR PERIOD ENDING:  2/28/2014
      FILE NUMBER :       811-02729
      SERIES NO.:                17

      72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                                    Institutional Class                                   $      481
                                  2 Dividends for a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                              $       44
                                    Personal Investment Class                             $       23
                                    Cash Management Class                                 $      102
                                    Reserve Class                                         $        4
                                    Resource Class                                        $        7
                                    Corporate Class                                       $       44

      73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                  1 Dividends from net investment income
                                    Institutional Class                                   $   0.0002
                                  2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                    Private Investment Class                              $   0.0002
                                    Personal Investment Class                             $   0.0002
                                    Cash Management Class                                 $   0.0002
                                    Reserve Class                                         $   0.0002
                                    Resource Class                                        $   0.0002
                                    Corporate Class                                       $   0.0002

      74U.                        1 Number of shares outstanding (000's Omitted)
                                    Institutional Class                                    2,129,195
                                  2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                    Private Investment Class                                 160,118
                                    Personal Investment Class                                112,525
                                    Cash Management Class                                    521,857
                                    Reserve Class                                             19,542
                                    Resource Class                                            69,928
                                    Corporate Class                                          193,028

      74V.                        1 Net asset value per share (to nearest cent)
                                    Institutional Class                                   $     1.00
                                  2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                    Private Investment Class                              $     1.00
                                    Personal Investment Class                             $     1.00
                                    Cash Management Class                                 $     1.00
                                    Reserve Class                                         $     1.00
                                    Resource Class                                        $     1.00
                                    Corporate Class                                       $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

       FOR PERIOD ENDING:  2/28/2014
       FILE NUMBER :       811-02729
       SERIES NO.:                18

       72DD.                       1 Total income dividends for which record date passed during the period. (000's Omitted)
                                     Institutional Class                                    $    149
                                   2 Dividends for a second class of open-end company shares (000's Omitted)
                                     Private Investment Class                               $     12
                                     Personal Investment Class                              $      1
                                     Cash Management Class                                  $     31
                                     Reserve Class                                          $      8
                                     Resource Class                                         $      2
                                     Corporate Class                                        $     16

       73A.                          Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                   1 Dividends from net investment income
                                     Institutional Class                                    $ 0.0003
                                   2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                     Private Investment Class                               $ 0.0003
                                     Personal Investment Class                              $ 0.0003
                                     Cash Management Class                                  $ 0.0003
                                     Reserve Class                                          $ 0.0003
                                     Resource Class                                         $ 0.0003
                                     Corporate Class                                        $ 0.0003

       74U.                        1 Number of shares outstanding (000's Omitted)
                                     Institutional Class                                     530,214
                                   2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                     Private Investment Class                                 35,208
                                     Personal Investment Class                                 3,985
                                     Cash Management Class                                   110,035
                                     Reserve Class                                            31,410
                                     Resource Class                                            7,907
                                     Corporate Class                                          56,419

       74V.                        1 Net asset value per share (to nearest cent)
                                     Institutional Class                                    $   1.00
                                   2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                     Private Investment Class                               $   1.00
                                     Personal Investment Class                              $   1.00
                                     Cash Management Class                                  $   1.00
                                     Reserve Class                                          $   1.00
                                     Resource Class                                         $   1.00
                                     Corporate Class                                        $   1.00